State Street® S&P 500® Index Fund - Institutional Shares
Summary Prospectus – October 30, 2026Ticker Symbol: SPYMX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You may find the fund's prospectus and other information about the fund online at:

www.statestreet.com/im
You also may get this information at no cost by calling 888-726-0112 or by sending an e-mail request to
fund_inquiry@ssga.com. The fund's current prospectus and statement of additional information are incorporated by reference into this summary prospectus.

Investment Objective
The State Street SPDR Portfolio S&P 500 ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of large capitalization exchange traded U.S. equity securities.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell State Street S&P 500 Index Fund – Institutional Shares (“Institutional Class Shares”) of the Fund, which are a conventional mutual fund share class. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.02%
Distribution and service (12b-1) fees	None
Other expenses[1]	0.00%
Total annual Fund operating expenses	0.02%
Less Contractual Fee Waiver[2]	(0.01%)
Net Annual Fund Operating Expenses[2]	0.01%

The Institutional Class Shares of the Fund are new. “Other expenses” are based on estimated amounts for the current fiscal year.
2
The Adviser has contractually agreed to waive fees and/or reimburse expenses attributable to the Mutual Fund Share Class with respect to certain non-portfolio level operating expenses. This agreement will remain in effect for five (5) years from the effective date and may be modified or terminated only with the approval of the Fund's Board of Trustees. The waiver agreement does not apply to any portfolio-level expenses.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Institutional Class Shares of the Fund for the time periods indicated, and then sell or hold all of your Institutional Class Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Institutional Class Shares' operating expenses remain the same. The calculation of costs for the one-, three-, and five-year periods takes into account the effect of the current contractual fee waiver. The calculation of costs for the ten-year period takes the fee waiver into account only for the first five years of that period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

State Street® S&P 500® Index Fund - Institutional Shares
Summary Prospectus – October 30, 2026Ticker Symbol: SPYMX

Year 1	Year 3	Year 5	Year 10
$1	$3	$6	$20
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Institutional Class Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 3% of the average value of its portfolio.
Principal Investment Strategy
In seeking to track the performance of the S&P 500 Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended; however, the Fund may become “non-diversified” solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). When the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index is designed to measure the performance of the large-capitalization segment of the U.S. equity market.The selection universe for the Index includes all U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX with unadjusted market capitalizations of at least $18 billion and float-adjusted market capitalizations of at least $9 billion at the time of inclusion. These capitalization ranges may be revised by the Index Provider (as defined below) at any time. To be included in the Index, a security (or issuer of a security, as applicable) should (i) have an annual dollar value traded to float-adjusted market capitalization ratio of 0.75 or greater at the time of addition to the S&P Composite 1500 Index (the Index's parent index); (ii) trade a minimum of 250,000 shares in each of the six months leading up to the evaluation date; (iii) have a public float of at least 10%; and (iv) have positive aggregate earnings over the four most recent quarters and for the most recent quarter. In selecting securities for inclusion in the Index, the Index Provider also considers sector balance by comparing the weight of each GICS (Global Industry Classification Standard) sector in the Index to its weight in the relevant market capitalization range of the S&P Total Market Index.
The Index is float-adjusted market capitalization weighted. Index constituents are added and removed on an as-needed basis. The Index is rebalanced on a quarterly basis in March, June, September and December. As of August 31, 2026, a significant portion of the Fund comprised companies in the technology sector, although this may change from time to time. As of July 31, 2026, the Index comprised 503 stocks.

State Street® S&P 500® Index Fund - Institutional Shares
Summary Prospectus – October 30, 2026Ticker Symbol: SPYMX

The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of investing in the Fund
The Fund is subject to the following principal risks. You could lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund. An investment in the Fund is subject to investment risks, including possible loss of principal, is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Fund may not achieve its investment objective. The Fund is not intended to be a complete investment program, but rather is intended for investment as part of a diversified investment portfolio. Investors should consult their own advisers as to the role of the Fund in their overall investment programs.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically

State Street® S&P 500® Index Fund - Institutional Shares
Summary Prospectus – October 30, 2026Ticker Symbol: SPYMX

seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Non-Diversification Risk: The Fund may become “non-diversified” for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). To the extent the Fund becomes non-diversified, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund shares may be more volatile than the values of shares of more diversified funds.
Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's shares to decrease, perhaps significantly.

State Street® S&P 500® Index Fund - Institutional Shares
Summary Prospectus – October 30, 2026Ticker Symbol: SPYMX

Performance
The following bar chart and table provide an indication of the risks of investing in the Fund. The Institutional Class Shares are a new mutual fund class of shares for which performance information is not available; and, therefore, the bar chart and table shows performance of the Fund's class of exchange-traded class shares (“ETF Class Shares”). The ETF Class Shares are offered through a separate prospectus. Returns of the Institutional Class Shares and ETF Class Shares may vary due to differences in their expenses but would have been substantially similar because each share class would have been invested in the same portfolio. The bar chart and table show changes in the ETF Class Shares' from year to year and how the ETF Class Shares' average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Return (YEARS ended 12/31)*

	Returns	Quarter/Year
Highest Quarterly Return	20.54%	Q2 2020
Lowest Quarterly Return	-19.54%	Q1 2020
Year-to-Date	12.72%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The Institutional Class Shares are a new class of shares for which Average Annual Total Returns information is not available; and, therefore, the Average Annual Total Returns are of the ETF Class Shares, which are offered through a separate prospectus. The after-tax returns of the ETF Class Shares presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares. Effective November 16, 2017, the Fund's benchmark index changed from the Russell 1000 Index to the SSGA Large Cap Index.  Effective January 24, 2020, the Fund's benchmark index changed from the SSGA Large Cap Index to the S&P 500 Index.  Each benchmark index change was consistent with a change in the Fund's principal investment strategy to track the performance of a new index.  Performance of the Fund prior to January 24, 2020 is therefore based on the Fund's investment strategy to track the applicable prior indexes and may have been different had the Fund tracked the current index.
	One Year	Five Years	Ten Years
Return Before Taxes — ETF Class Shares	17.85%	14.39%	14.81%
Return After Taxes on Distributions — ETF Class Shares	17.49%	13.98%	14.30%
Return After Taxes on Distributions and Sale of Fund Shares — ETF Class Shares	10.76%	11.47%	12.31%
S&P 500 Index/SSGA Large Cap Index/Russell 1000 Index[1] (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.85%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
1
Returns shown are reflective of the S&P 500 Index for the period January 24, 2020 to December 31, 2024, the SSGA Large Cap Index for the period from November 16, 2017 to January 23, 2020, and the Russell 1000 Index for the period from January 1, 2016 to November 15, 2017.

State Street® S&P 500® Index Fund - Institutional Shares
Summary Prospectus – October 30, 2026Ticker Symbol: SPYMX

Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider, John Law and Emiliano Rabinovich.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 1997.
John Law, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. He joined the Adviser in 2016.
Emiliano Rabinovich, CFA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 2006.
Purchase and Sale of Institutional Class Shares
Subject to a plan's broker/dealer, recordkeeper, or other financial intermediary having an agreement with the Adviser and/or SSGA FD (as defined herein), Institutional Class Shares are generally available to employer- and state-sponsored retirement plans that qualify as defined contribution plans (collectively, “Eligible Plans”).
Certain other institutional investors may be eligible to purchase Institutional Class Shares subject to having an agreement regarding the Institutional Class Shares through the transfer agent, or with a broker/dealer, recordkeeper, or other financial intermediary having an agreement with the Adviser and/or SSGA FD to utilize Institutional Class Shares (collectively, the “Other Eligible Investors”), including:
•
Endowments and foundations;
•
Defined benefit plans;
•
States, counties or cities or their instrumentalities;
•
Insurance companies, trust companies and bank trust departments; and
•
529 plans.
Except as specifically provided above,Institutional Class Shares may not be purchased by:
•
Individual investors and/or retail accounts (i.e., natural persons directly) including accounts purchased through wrap programs.
Neither the Fund nor the Adviser or its affiliates will provide any distribution, shareholder or participant servicing, account maintenance, sub-accounting, sub-transfer agency, administrative, recordkeeping or reporting, transaction processing, support or similar payments, or “revenue sharing” payments, in connection with investments in, or conversions into Institutional Class Shares. With respect to Eligible Plans, Institutional Class Shares have no investment minimum. With respect to Other Eligible Investors, Institutional Class Shares initial investment minimums generally are $100 million, although the Fund may reduce or waive the minimums in some cases.
Written Requests and Wire Transfers. You may purchase or redeem Institutional Class Shares by written request or wire transfer.
Written requests should be sent to:

By Mail:

State Street® S&P 500® Index Fund - Institutional Shares
Summary Prospectus – October 30, 2026Ticker Symbol: SPYMX

State Street Investment Management
State Street Bank & Trust
Attn: Transfer Agency, P.O. Box 5493
Quincy, MA 02171-2197
By Overnight/Registered, Express, Certified Mail:
State Street Investment Management, C/O
State Street Bank & Trust
Attn: Transfer Agency, 1776 Heritage Drive
Quincy, MA 02171-2197 JAB/3SE
By Intermediary:
If you wish to purchase or redeem Institutional Class Shares through a broker, bank, recordkeeper or other financial intermediary (“Financial Intermediary”), please contact that Financial Intermediary directly. Your Financial Intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open. Financial Intermediaries may contact State Street Bank and Trust Company (“State Street”), part of State Street Corporation, at (617) 662-7300 or via email at broker-dealerservices@statestreet.com with questions.
Trade Threshold Notification:
Financial Intermediaries, Eligible Plans, and Other Eligible Investors are required to provide at least thirty (30) business days' notice in advance of trades (contributions and redemptions) of $100 million or more (“Trade Threshold”), State Street Global Advisors Funds Distributors, LLC (“SSGA FD”) requires notice via unsecure email be sent to: as-mgd-ops@statestreet.com. The Trade Threshold may vary and be updated at any time with no notice.
The Trade Threshold is determined by SSGA FD. For trades that exceed the Trade Threshold, SSGA FD expects to transact in-kind. For avoidance of doubt, SSGA FD reserves the right to transact in-kind, in a combination of cash and in-kind, or solely in cash, or to delay payment when, in SSGA FD's sole discretion, such action would be in the best interest of the Fund.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from a tax-advantaged arrangement may be taxable to you.

SPYMX